                                                                    EXHIBIT 4(f)

                         [JP MORGAN LOGO APPEARS HERE]

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

                                   dated as of

                                October 23, 2001

                                      among

                               KINDER MORGAN, INC.

                             The Banks Party Hereto

                                       and

                            THE CHASE MANHATTAN BANK,

                             as Administrative Agent

                           FIRST UNION NATIONAL BANK,

                              as Syndication Agent


               COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                            THE BANK OF NOVA SCOTIA,
                                 CREDIT LYONNAIS

                           as Co-Documentation Agents


                          J.P. MORGAN SECURITIES, INC.,
                          FIRST UNION SECURITIES, INC.


                     as Joint Book Runners/Co-Lead Arrangers

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT ("First Amendment") is dated as of October 23, 2001 by and among KINDER MORGAN, INC., a Kansas corporation (the "Borrower"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as Administrative Agent, FIRST UNION NATIONAL BANK, a national banking association ("First Union"), as Syndication Agent and the Banks party hereto and shall amend the 364-DAY CREDIT AGREEMENT (the "Credit Agreement"), dated as of October 25, 2000 among the Borrower, Bank One, N.A., as Documentation Agent, First Union, as Syndication Agent, Bank of America, N.A., as Administrative Agent, and the Banks party thereto.

         WHEREAS, the Borrower desires to extend the term of the Credit
Agreement;

         WHEREAS, Chase has succeeded Bank of America, N.A. as Administrative Agent under the Credit Agreement;

         WHEREAS, Bank One N.A. has ceased to be the Documentation Agent and Bank of Nova Scotia, Commerzbank AG, New York and Grand Cayman Branches, and Credit Lyonnais have replaced Bank One, N.A. as Co-Documentation Agents;

         WHEREAS, Bank of America, N.A. and The Sumitomo Bank, Limited have elected not to renew their Commitments and, therefore, have ceased to be Banks under the Credit Agreement;

         WHEREAS, by their execution of this First Amendment, certain new banks have agreed to become Banks under the Credit Agreement;

         WHEREAS, the Borrower desires to correct and clarify certain other matters related to the Credit Agreement;

         WHEREAS, the Borrower has requested that the Banks modify and amend the Credit Agreement as described more fully herein;

         WHEREAS, the Banks are willing to agree to the amendments being requested by the Borrower, but only on the terms and subject to the conditions set forth in this First Amendment; and

         WHEREAS, each of the signatories hereto is a party to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Banks, and each of the other signatories hereto hereby agree as follows:
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         SECTION 1. Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement (as amended hereby) and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section and article references in this First Amendment refer to the Credit Agreement.

         SECTION 2.        Amendments to the Credit Agreement.

                  (a)      Amendment to the Definitions Section.

                           (i) Section 1.01 of the Credit Agreement is hereby
                  amended by amending and restating in their entirety the following definitions:

                           "ADMINISTRATIVE AGENT" means The Chase Manhattan
Bank, in its capacity as administrative agent for the Banks under this Agreement, and its successor in such capacity.

                           "BANK" means each bank listed on the signature pages
of the First Amendment, each Assignee which becomes a Bank pursuant to SECTION 9.06(c), and their respective successors.

                           "BORROWER'S LATEST FORM 10-Q" means the Borrower's
quarterly report on Form 10-Q for the quarter ended June 30, 2001 as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                           "DOCUMENTATION AGENT" means, collectively, the
Co-Documentation Agents.

                           "REQUIRED BANKS" means at any time the Banks having
at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Loans evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

                           "REVOLVING TERMINATION DATE" means the earlier of (i)
October 22, 2002 (or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.16 hereof) or (ii) the effective date of any other termination, cancellation, or acceleration of all commitments to lend hereunder.

                  (ii) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Borrower's 1999 Form 10-K" and replacing it with the following definition:

                           "BORROWER'S 2000 FORM 10-K" means the Borrower's
                  annual report on Form 10-K for 2000, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                  (iii) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

                           "CO-DOCUMENTATION AGENTS" means Commerzbank AG, New
York and Grand Cayman Branches, The Bank of Nova Scotia, and Credit Lyonnais."

                           "FIRST AMENDMENT" means the First Amendment to Credit
Agreement dated as of October 23, 2001, among the Borrower, the Banks listed on the signature pages thereof, Chase as Administrative Agent and the Syndication Agent and Co-Documentation Agents.

                  (b) Amendment to Financial Information Representation and Warranty.

                           (i) Section 4.04(a) of the Credit Agreement is hereby
                  amended by deleting the year "1999" from the date in the second line and replacing it with the year "2000." Section 4.04(a) of the Credit Agreement is further amended by deleting the term "Borrower's 1999 Form 10-K" and replacing it with the term "Borrower's 2000 Form 10-K."

                           (ii) Section 4.04(b) of the Credit Agreement is
                  hereby amended by deleting the year "2000" from the date in the second line and replacing it with the year "2001."

                           (iii) Section 4.04(c) of the Credit Agreement is
                  hereby amended by deleting the year "2000" from the date in the first line and replacing it with the year "2001."

                  (c) Amendment to The Agents Section. Section 7.02 is hereby amended by replacing the words "Bank of America, N.A." with "The Chase Manhattan Bank."

                  (d) Amended and Restated Schedule 1.01. Schedule 1.01 to the Credit Agreement is hereby amended, restated, and replaced in its entirety by the Schedule 1.01 attached to this First Amendment.

         SECTION 3. Limitations. The amendments set forth herein are limited precisely as written and shall not (a) be deemed to be a waiver or modification of any other term or condition of the Credit Agreement or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents or instruments referred to therein. Except as expressly modified hereby or by express written amendments thereof, the Credit Agreement and each of the other documents and instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

         SECTION 5. Effectiveness. This First Amendment shall not be effective unless and until the Administrative Agent shall have received this First Amendment, executed and delivered by the Borrower, the Administrative Agent and the Required Banks.

         SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Banks that
(a) each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement is true and correct in all material respects as of the date hereof, as if made (after giving effect to this First Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date and (b) after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

         SECTION 7. Adoption, Ratification and Confirmation of Credit Agreement. The Borrower hereby adopts, ratifies and confirms the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

         SECTION 8. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9. Descriptive Headings, Etc. The descriptive headings of the several sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         SECTION 10. Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

         SECTION 11. Counterparts. This First Amendment may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         SECTION 12. Successors. The execution and delivery of this First Amendment by any Bank shall be binding upon each of its successors and assigns (including transferees of its Commitment and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitment and Loans.

                       [signatures begin on the next page]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        KINDER MORGAN, INC.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Bank


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        FIRST UNION NATIONAL BANK,
                                        as Syndication Agent and as a Bank


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        BANK ONE, NA


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        THE BANK OF NOVA SCOTIA


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        CITIBANK, N.A.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        COMMERZBANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        TORONTO DOMINION (TEXAS), INC.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        ABN AMRO BANK N.V.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        ARAB BANKING CORPORATION


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        HOUSTON AGENCY


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        WELLS FARGO BANK TEXAS, N.A.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________